UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) October 14, 1997 (September 29,
                                                 -------------------------------
1997)
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                          HEALTHY PLANET PRODUCTS, INC.
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               (Exact Name of Registrant as specified in charter)


          Delaware                   1-13048                     94-2601764
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(State or other jurisdiction of    (Commission               (IRS Employer
 incorporation)                    File Number)              Identification No.)


1700 Corporate Circle, Petaluma, California                             94954
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(Address of principal executive offices)                              (Zip Code)


        Registrant's telephone number, including area code (707) 778-2280
                                                           --------------

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         (Former name or former address, if changed since last report.)

Item 5. Other Events

         On September 29, 1997, Healthy Planet Products, Inc. (the "Company") completed a transaction with John Winfield and InterGroup Corporation, an affiliate of Mr. Winfield. Pursuant to the transaction, the Company sold 150,000 shares of its Common Stock to Mr. Winfield for an aggregate of $487,500 and sold 150,000 shares of its Common Stock to InterGroup Corporation for an aggregate of $487,500. As part of the transaction, Mr. Winfield and InterGroup Corporation were each issued warrants to purchase 150,000 shares each of the Company's Common Stock, of which one-third of such warrants are exercisable at $4.00 per share, one-third at $4.25 per share, and one-third at $4.50 per share. The warrants are exercisable commencing September 29, 1997 and may be exercised through September 29, 2002. Mr. Winfield and InterGroup Corporation were each accorded certain demand and piggyback registration rights. In connection with the transaction, Mr. Winfield was elected a Class 3 Director and the Company agreed to use its best efforts to cause Mr. Winfield to be elected as a Director through September 29, 2000.

         Mr. Winfield is the Chairman of the Board, President and Chief Executive Officer of the InterGroup Corporation, having first been appointed as such in 1987. InterGroup is a public company traded on the NASDAQ Stock Market
(INTG). He was a Director of Geotek Communications, Inc. (GEO), an international digital wireless communications company from June 1992 through June 1994 as well as a Director of Pacific Gateway Properties ("PGP"), a holding company with real estate investments in the San Francisco Bay area, from 1995 to 1997. Mr. Winfield also presently served as Chairman and Chief Executive Officer of Santa Fe Financial Corporation (SFEF) and Portsmouth Square, Inc. (PRSI), both public companies, and as Director of Orckit Communications Ltd. (ORCTF), an advanced communications company headquartered in Israel.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HEALTHY PLANET PRODUCTS, INC.


                                       By  s/Bruce A. Wilson
                                           -------------------------------------
                                           Bruce A. Wilson, President,
                                           Chief Executive, Chief Operating and
                                           Chief Financial Officer

Dated:     October 14, 1997

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